UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2010

ALBANY MOLECULAR RESEARCH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25323	14-1742717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Corporate Circle, P.O. Box 15098, Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously disclosed in the proxy statement filed by Albany Molecular Research, Inc., a Delaware corporation (the “Company”), dated April 20, 2010, Dr. Anthony Tartaglia, a director of the Company, did not seek re-election to the Board during the Company’s 2010 Annual Meeting of Stockholders (“Annual Meeting”) held on June 2, 2010.  Dr. Tartaglia’s decision not to seek re-election was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies and practices.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 2, 2010.  At the Annual Meeting, the Company’s stockholders (i) elected Thomas E. D’Ambra, Ph.D. and Veronica G.H. Jordan, Ph.D. to serve as Class III directors until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal, and (ii) the ratification of the Company’s selection of KPMG LLP as its independent registered public accounting firm for the 2010 fiscal year.

Proxies for the 2010 Annual Meeting were solicited by our Board of Directors pursuant to Section 14(a) of the Securities Exchange Act, and there were no solicitations in opposition to our Board’s solicitation. There were 31,806,961 shares our common stock entitled to one vote at the Annual Meeting and a total of 27,764,444 shares of common stock were represented at the Annual Meeting in person or by proxy.  The final voting results consisting of the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal 1.  Election of Class III directors

Based on the proxies previously submitted and any ballots received at the Annual Meeting, both of the nominated Class III directors that stood for reelection were elected to the Board of Directors and will serve as directors until the 2013 annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier resignation or removal.  Below is the tabulation for each nominee:

Director Nominee	For	Withheld
Thomas E. D’Ambra, Ph.D.	23,181,423	1,512,019
Veronica G.H. Jordan, Ph.D.	24,285,071	408,371

Proposal 2.  Ratification of the selection of KPMG LLP as the independent registered public accounting firm for the fiscal year 2010

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year was ratified.  The results of the voting included 27,688,606 votes for, 60,302 votes against, and 15,536 votes abstained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2010	ALBANY MOLECULAR RESEARCH, INC.

	By:	/s/ Mark T. Frost
Name: Mark T. Frost
Title: Senior Vice President, Administration,
Chief Financial Officer and Treasurer